SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)   MARCH 5, 1997
                                                              -------------

                             INFOSAFE SYSTEMS, INC.
                             ----------------------

             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                                    --------

                  (State or other jurisdiction of incorporation)


            0-25362                                       13-3645702
-------------------------                     --------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


                     342 MADISON AVENUE, NEW YORK, NY 10173
------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code   (212) 867-7200
                                                    -----------------

                                 NOT APPLICABLE
------------------------------------------------------------------------------
            (Former name or former address, if changed since last report)

ITEM 5.  OTHER ITEMS

         As previously disclosed, Infosafe Systems, Inc. (the "Company") has closed on $3,000,000 of a private placement of units, each unit consisting of 15,874 IPO Units, each IPO Unit being identical to the IPO Units issued in the Company's initial public offering. Each IPO Unit consists of one share of Class A Common Stock, one Class A Warrant and one Class B Warrant. The closings were held on February 18, 1997 as to $1,000,000 of the private placement and on February 25, 1997 as to $2,000,000 of the private placement. The net proceeds from the private placement are approximately $2,491,000 to date. The maximum offering size of the private placement is $5,000,000.

         As previously announced, the Company has received a notice from the Nasdaq Stock Market that its securities would be delisted from the Nasdaq SmallCap Stock Market for failure to meet the amount of total assets required for continued listing. The Company's securities will remain listed on the Nasdaq SmallCap Market pending review of their continued listing by a Panel of the NASD Board of Governors after a hearing which is scheduled to be held on March 6, 1997.

         Set forth below is a pro forma balance sheet of the Company at January 31, 1997, giving effect to the closing of $3,000,000 of units issued in the private placement and the receipt of the net proceeds therefrom:


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


                    PRO FORMA BALANCE SHEET, JANUARY 31, 1997
                    -----------------------------------------
                                                                                             Pro Forma
                                                                           January 31,      January 31,
                                                                              1997(1)          1997(2)
                                                                              -------          -------
                                                                           (unaudited)      (unaudited)
Current assets:
     Cash and cash equivalents                                             $  42,174           $  42,174
     Accounts receivable -- net of allowance for doubtful
       accounts of $5,000                                                     11,199              11,199
     Marketable securities -- available-for-sale                              58,984           2,583,984
     Prepaid expenses and other assets                                       145,881             145,881
                                                                         -----------         -----------
                           Total current assets                              258,238           2,783,238

     Equipment held for lease                                                349,282             349,282
     Software development costs - net of amortization
       of $116,244                                                            90,570              90,570
     Fixed assets                                                            261,738             261,738
     Patents, copyrights and trademark -- net of
       amortization of $29,311                                                55,320              55,320
     Deferred Financing fees                                                  33,600                -
     Deposits and other                                                       40,312              40,312
                                                                         -----------          ----------

                           TOTAL                                          $1,089,060          $3,580,460
                                                                          ==========          ==========

Current liabilities
     Accounts payable                                                    $   254,251         $   254,251
     Purchase Agreement                                                       85,000              85,000
     Current portion of capital lease obligation                               9,574               9,574
     Accrued expenses                                                         40,290              40,290
     Due to stockholder                                                       60,000              60,000
                                                                          ----------          ----------
                           Total current liabilities                         449,115             449,115

Capital lease obligation -- less current portion                               5,131               5,131
                                                                          ----------          ----------
                           Total liabilities                                 454,246             454,246
                                                                          ----------          ----------

Common Stock
     Class A common stock                                                     29,543              39,068
     Class B common stock                                                      1,435               1,435
     Class E-1 common stock                                                   14,786              14,786
     Class E-2 common stock                                                   14,786              14,786
Additional paid-in capital                                                 9,915,238          12,397,113
(Deficit) accumulated during the development stage                        (9,340,974)         (9,340,974)
                                                                          -----------         -----------
                           Total stockholders' equity                        634,814           3,126,214
                                                                          ----------          ----------

                           TOTAL                                          $1,089,060          $3,580,460
                                                                          ==========          ==========


                                       -3-

(1) The Company has not yet filed its Quarterly Report on Form 10-Q with respect to the quarter ended January 31, 1997. However the Company does not expect any material adjustments in its balance sheet at January 31, 1997 to be included in its Quarterly Report on Form 10-QSB from that set forth herein.

(2) Pro forma to give effect to the receipt of aggregate net proceeds through the date hereof of $2,491,400 from a $3,000,000 private placement.

         While the Company presently meets the requirements for continued listing, and is optimistic that its securities will continue to be listed on the Nasdaq SmallCap Market, there can be no assurances as to the results of the hearing.

          Set forth below is the Company's estimated Condensed Statement of Operations for the three and six months ended January 31, 1997. The Company has not yet filed its Quarterly Report on Form 10-Q with respect to the quarter ended January 31, 1997. Accordingly the Condensed Statement of Operations is subject to further adjustment. However, the Company does not expect any material change in its results of operations for the three and six months ended January 31, 1997 from that set forth herein.

                       CONDENSED STATEMENT OF OPERATIONS
                       ---------------------------------
                                  (Unaudited)


                                        Six Months Ended    Three Months Ended
                                        January 31, 1997     January 31, 1997
                                        ----------------     ----------------

Revenues                                         16,878                 5,200
                                             ----------            ----------
Expenses
     Cost of revenue                             27,649                13,008
     Operating expenses                       1,075,626               570,036
     Write-down of assets                        60,000                30,000
                                             ----------            ----------

     Total                                    1,163,275               613,044
                                             ----------            ----------

Operating (loss)                             (1,146,397)             (607,844)

Investment income                                19,899                 5,042
Interest expense                                 (1,004)                 (500)
                                             ----------            ----------

     Net (loss)                              (1,127,502)             (603,302)
                                             ==========            ==========


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


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                INFOSAFE SYSTEMS, INC.


                                By:     /s/ Alan N. Alpern
                                        ---------------------------------
                                        Alan N. Alpern, Chief Financial
                                        and Legal Officer


Date:  March 5, 1997


0065610.01

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